UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-00945
                                                    ------------

                              Phoenix Equity Trust
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                               56 Prospect Street
                               Hartford, CT 06115
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
               ---------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (302) 791-3197
                                                           --------------

                     Date of fiscal year end: June 30, 2004
                                              -------------

                     Date of reporting period: June 30, 2004
                                               -------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


Annual Report

[GRAPHIC OMITTED] JUNE 30, 2004

Phoenix-Aberdeen Worldwide Opportunities Fund




Do you want to stop receiving fund documents by mail?

Go to Phoenixinvestments.com,
log in and sign up for E-Delivery




[LOGO OMITTED] PHOENIX
               INVESTMENT PARTNERS, LTD.
               COMMITTED TO INVESTOR SUCCESS(SM)

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------




    This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Worldwide Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[PHOTO OMITTED] Over the majority of the last 12 months, financial services firms continued to respond to regulatory attention that was paid to a few mutual fund companies' business conduct. In turn, certain industry-wide practices remain under increased scrutiny. Your Fund's Board of Trustees recognized the seriousness of these issues. As a result, it took action to expand its review of policies and procedures to insure compliance with applicable rules and regulations. Moving forward, the Board will continue to take steps to comply with new legislative proposals and to assimilate evolving best practices identified by leading industry groups such as the Investment Company Institute 1.

      I hope that you'll take time to review the activities and performance information included in this Phoenix-Aberdeen Worldwide Opportunities Fund annual report. At this time, we believe that the U.S. economy continues to demonstrate clear signs of growth in response to monetary and fiscal stimulus. Gross domestic product grew at a 4.5% rate in the first quarter of 2004, and corporate profits continue to improve. Recent reports on employment have begun to confirm that economic growth is translating into job growth. However, with the strong economy and growth, we feel that fears of accelerating inflation and uncertainty in world political events have put negative pressure on equity and fixed income markets.

      All of these indicators point to the fact that now is an opportune time for you to review your investments with your financial advisor to be sure that your portfolio is best positioned to achieve long-term success. Keep in mind that finding the best balance of performance and protection requires discipline and diversification 2. Your investment in Phoenix-Aberdeen Worldwide Opportunities Fund may help you in this effort.

      To learn more about your investments and investing, visit
PhoenixInvestments.com.

Sincerely,




/s/ Philip R. McLoughlin

Philip R. McLoughlin
Chairman, Phoenix Funds

JULY 1, 2004



1 THE INVESTMENT COMPANY INSTITUTE (ICI) IS THE NATIONAL ASSOCIATION OF THE U.S. INVESTMENT COMPANY INDUSTRY. ICI REPRESENTS ITS MEMBERS AND THEIR SHAREHOLDERS ON ISSUES OF LEGISLATION, REGULATION, TAXATION, PUBLIC INFORMATION, ECONOMIC AND POLICY RESEARCH, BUSINESS OPERATIONS, AND STATISTICS.
2 DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Fund's Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

A DISCUSSION WITH THE FUND'S INVESTMENT MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Aberdeen Worldwide Opportunities Fund has an investment objective of capital appreciation. There is no guarantee that the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS ENDED JUNE 30, 2004?

A: Over the Fund's fiscal year ended June 30, 2004, Class A shares returned 22.65%, Class B shares returned 21.78%, and Class C shares returned 21.66%. For the same period, the Fund's benchmark index, the MSCI World Index(SM) (net of foreign withholding taxes) 1 returned 24.00%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results and current performance may be higher or lower than the performance shown above.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD, AND WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE FISCAL YEAR?

A: During the year under review, global equities performed well with all regions managing to achieve positive returns. For U.S. investors, international returns were boosted by the weakness in the U.S. dollar, which declined 6.0% against the euro, 9.2% against the Japanese yen and 10.0% against the British pound in the 12-month period. Although reasonable gains were made in the U.S., the Fund remains underweight there, as better valuations are presently found overseas as well as the prospect of currency gains. Continental European markets enjoyed a good year and remain slightly overweighted in the Fund. The Fund is also overweight in the Japanese market, which was the best performer of the major markets, while it is underweight in the U.K. due to concerns over the house price inflation and consumer indebtedness. The overweight positions in Asia (excluding Japan) and Latin America have been maintained and these regions contributed to the overall gains made by the Fund.

Q: WHAT FACTORS AFFECTED WORLD MARKETS OVER THE 12-MONTH PERIOD ENDED JUNE 30, 2004?

A: The year under review began positively as global equity markets gained ground during the first quarter, building on the momentum of the previous quarter. Risk aversion declined, despite some currency-induced turbulence towards the quarter-end. Lingering concerns over the rapid deterioration of the "twin deficits" in the United States kept the dollar on its downward trajectory against most global currencies, enhancing total returns from regional equity markets. In Europe, economic growth was relatively subdued in spite of encouraging economic data. Production, consumption and confidence, factors strongly supportive of the "cyclical" case for Europe, all showed signs of improvement.

      Asia saw the greatest improvement in sentiment during the first quarter of this period. Asia's stock markets recovered strongly from oversold levels reached during the SARS crisis, with strong corporate earnings functioning as the catalyst for superior relative outperformance. Even in Japan, where deflationary woes continued to impact the economy, improvement in sentiment filtered down into greater business optimism, causing the stock market to rise sharply in anticipation of a more positive outlook.

      The quarter to December saw a marked improvement in growth and an easing of deflationary trends throughout the world economy. Also notable was the emergence of two centers of growth and demand. For the last three years as the developed economies struggled with recession, China, supported by cheap finance and abundant labor, was the only major economy to maintain a clear growth trend. The attractions of the country proved to be irresistible and multi-national corporations lined up to establish manufacturing facilities on Chinese soil. This stimulated economies in the region and further afield, which could supply the natural resources or semi-finished products required. As a result, the Asian economies survived the downturn in a relatively better state than Europe and have rebounded strongly over the past year. News out of the U.S. also indicated that the quarter enjoyed a spike in growth and thus the U.S. emerged as another center of demand to help the global economy return to a sustainable rate of growth.

      For the third quarter of the period, currency movements heavily influenced financial market returns. Through January and February the focus was on the weakness of the dollar. In March the theme evolved more into a strengthening yen story. Consequently the continuing decline of the dollar, and dollar pegged currencies against a strengthening yen, remained the dominating influences on global money flows and future expectations.

      Economic news in Asia stayed buoyant over the quarter ended March 2004. Regional growth continued to be driven predominantly by positive economic trends in China and India. The strength in economic activity in the Asia Pacific region also had a positive effect on Japan. Economic data, which had been pointing to strong export growth, also suggested that the domestic economy was showing some signs of life. Inflation rates at the consumer level moved into positive territory, albeit only slightly, consumption levels showed signs of life and retail sales posted improving trends. Japan was the strongest of the major equity markets through the quarter, posting a return of 14.6% in U.S. dollar terms. Most of that move occurred in March, with financial and domestic companies posting some of the strongest gains.

      Through April and into early May bond and equity markets sold off, and in some cases, such as for emerging bond and equity markets, the sell off was dramatic. As part of the unwinding of speculative trades or the so called carry trade (borrowing at Fed Funds Rate of 1% and investing in higher returning assets), the U.S. dollar strengthened against most currencies through the first half of the quarter, before giving up some of those gains towards the end of the quarter. Volatility in global bond and equity markets was further fueled by concerns about the path of the Chinese economy. The Chinese authorities provided mixed signals on the extent to which the measures that they had been implementing were being successful in slowing the pace of economic growth.

      The 25 basis point increase in Fed Funds Rate on the last day of June brought to an end an extended period of exceptionally low interest rates in the United States. The last monetary tightening was over four years ago. Improvements in the employment situation and a tightening of capacity led the Federal Reserve to change its assessment of inflation risks. The initial tightening phase is expected to be gradual, giving the Fed the chance to assess the impact on the economy of its initial moves.

      Sentiment towards Asia deteriorated over the quarter as investors accentuated any negatives that emerged. In addition to the pressure of being perceived as cyclically dependant on U.S. growth, ongoing strength in oil prices and the related inflationary implications, if these persist, caused further concerns. Countries with high oil import dependency, such as South Korea, Thailand, India and Japan, were at times subjected to intense scrutiny, causing markets to react negatively. The issues of an overheating China and numerous political elections in the region added a further layer of uncertainty. China remained very much in the spotlight as the PRC government imposed a series of measures designed to dampen growth. These included raising the banks' reserve requirements for a third time, discouraging investment in the steel, cement and property sectors, and instructing banks to suspend issuing new loans for one week in late April. Initial signs are encouraging and, if totally effective, tightening of monetary policy may not be required. An engineered soft landing in China would be very positive for the region as a whole. Despite the prevailing negative sentiment, China's fundamentals remain solid. In Japan, subtle changes in macro-economic trends caused skeptics amongst the consensus to sit up and take notice. GDP statistics depicted growth increasingly broadening out beyond exports into domestic consumption and investment, against a backdrop of broad money expansion and faster credit growth. Increased institutional investor appetite for Japanese government index-linked bonds suggested inflation expectations were rising. The ten-year JGB yield, which bottomed out 12 months ago at 0.5%, moved sharply higher in June to close at 1.85% by month end. Although unequivocal evidence of a sustainable economic recovery in Japan remains elusive, the Bank of Japan will likely be very careful not to repeat previous mistakes and tighten policy too soon. The "Zero Interest Rate" policy is unlikely to be abandoned until strong momentum is evident in the economy and prices have stopped falling.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: As the current global economic cycle evolves, the major theme that continually exercises the mind of the discerning investor is the widening gulf between debtor and creditor nations. Much of the developed world, which is also the indebted world, is now entering the transition stage of the business cycle, moving into "late cycle." The late cycle is typically characterized by rising inflation, relatively strong growth and intensifying central bank tightening. It usually starts off with these forces being rather weak and culminates when they are intense. Whether or not this part of the cycle continues until the tightening causes economic recession, is not particularly relevant. More importantly, it virtually always leads to reduced economic activity, fewer housing purchases, lower corporate profits, deteriorating asset quality and increased debt-servicing burdens. Suffice to say, not an ideal environment for equity markets to prosper, yet one increasingly evolving in the developed/indebted world.

      Then there are the creditor nations, in effect the developing world. Relative to the global economic cycle, many such countries are still in the early phase. Real interest rates are historically high, and have scope to decline. Domestic demand is increasingly replacing exports as the engine of growth in countries where surplus savings, improved debt dynamics and outright global competitiveness means significantly reduced dependency (if any) on foreign capital. Put simply, the developing world is in a much stronger position to handle a global tightening cycle now than at any previous time in history. Its challenge will be to demonstrate fiscal and monetary policy maturity during its own transition stage from being perceived as dependent on world growth to displaying secular adjustment to domestic consumption. Real incomes are growing, foreign direct investment continues and employment opportunities are being created. This implies a relative increase in developing world wealth versus the developed world, a trend already benefiting many of the companies we will continue to emphasize in the Fund's portfolio going forward.

                                                                   JULY 23, 2004

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

1 THE MSCI (MORGAN STANLEY CAPITAL INTERNATIONAL) WORLD INDEX(SM) (NET) IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT MEASURES DEVELOPED GLOBAL MARKET EQUITY PERFORMANCE. THE INDEX IS CALCULATED ON A TOTAL-RETURN BASIS WITH NET DIVIDENDS REINVESTED.

THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE IT'S PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

Phoenix-Aberdeen Worldwide Opportunities Fund

AVERAGE ANNUAL TOTAL RETURNS 1                            PERIODS ENDING 6/30/04

                                                            INCEPTION  INCEPTION
                               1 YEAR  5 YEARS  10 YEARS   TO 6/30/04    DATE
                               ------- -------- ---------- ---------- ----------
 Class A Shares at NAV 2        22.65%  (1.10)%    7.10%        --           --
 Class A Shares at POP 3        15.60   (2.26)     6.47         --           --

 Class B Shares at NAV 2        21.78   (1.86)       --       6.09%     7/15/94
 Class B Shares with CDSC 4     17.78   (1.86)       --       6.09      7/15/94

 Class C Shares at NAV 2        21.66   (1.86)       --       0.30     12/15/98
 Class C Shares with CDSC 4     21.66   (1.86)       --       0.30     12/15/98

 MSCI World Index (SM) (Net) 8  24.00   (1.70)     7.13     Note 5       Note 5

 S&P 500(R) Index 9             19.11   (2.17)    11.87     Note 6       Note 6



  GROWTH OF $10,000                                          PERIODS ENDING 6/30

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 6/30/94 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

                               [GRAPHIC OMITTED]
        EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

               Phoenix-Aberdeen
                  Worldwide
                Opportunities             MSCI
                     Fund             World Index(SM)       S&P 500(R)
                   Class A 7             (Net) 8              Index 9

6/30/94            $ 9,425                $10,000             $10,000
6/30/95             10,041                 11,067              12,611
6/30/96             12,188                 13,108              15,905
6/28/97             13,821                 16,027              21,432
6/30/98             18,168                 18,756              27,926
6/30/99             19,785                 21,695              34,267
6/30/00             22,059                 24,340              36,808
6/30/01             18,791                 19,400              31,347
6/29/02             16,846                 16,448              25,710
6/28/03             15,264                 16,058              25,777
6/30/04             18,723                 19,912              30,704




COUNTRY WEIGHTINGS                                                      6/30/04
As a percentage of equity holdings

                               [GRAPHIC OMITTED]
        EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

United States                   42%
Japan                           17
United Kingdom                   9
France                           6
Hong Kong                        3
Italy                            3
Brazil                           3
Other                           17


1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index performance is 6.98% for Class B (since 7/29/94) and (0.07)% for Class C (since 12/31/98).
6 Index performance is 11.65% for Class B (since 7/15/94) and 1.12% for Class C (since 12/16/98).
7 This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B and Class C Shares will vary due to differing sales charges.
8 The MSCI (Morgan Stanley Capital International) World Index(SM) (Net) is a free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total-return basis with net dividends reinvested.
9 The S&P 500(R) Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges. The index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

 ALL RETURNS REPRESENT PAST PERFORMANCE WHICH MAY NOT BE INDICATIVE OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix-Aberdeen Worldwide Opportunities Fund

      TEN LARGEST HOLDINGS AT JUNE 30, 2004 (AS A PERCENTAGE OF NET ASSETS)

 1. Petroleo Brasileiro SA ADR                                             1.9%
 2. Takeda Chemical Industries Ltd.                                        1.8%
 3. General Electric Co.                                                   1.8%
 4. Valeo SA                                                               1.7%
 5. Canon, Inc.                                                            1.7%
 6. Bank of America Corp.                                                  1.7%
 7. Microsoft Corp.                                                        1.6%
 8. ENI SpA                                                                1.5%
 9. Oversea-Chinese Banking Corp. Ltd.                                     1.5%
10. Riunione Adriatica di Sicurta SpA                                      1.5%

                    SCHEDULE OF INVESTMENTS AT JUNE 30, 2004

                                                         SHARES        VALUE
                                                       ---------  -------------

DOMESTIC COMMON STOCKS--39.6%

UNITED STATES--39.6%
AmerisourceBergen Corp. (Health Care Distributors) .       8,900  $    532,042

Anadarko Petroleum Corp. (Oil & Gas Exploration &
Production) ........................................       5,800       339,880

Applied Materials, Inc. (Semiconductor
Equipment)(b) ......................................      26,200       514,044

ARAMARK Corp. Class B (Diversified Commercial
Services) ..........................................      13,100       376,756

Avnet, Inc. (Technology Distributors)(b) ...........      21,800       494,860
Avocent Corp. (Communications Equipment)(b) ........      14,200       521,708
AVX Corp. (Electronic Equipment Manufacturers) .....      24,700       356,915
Bank of America Corp. (Diversified Banks) ..........      23,200     1,963,183
Brunswick Corp. (Leisure Products) .................      12,500       510,000
Caesars Entertainment, Inc. (Casinos & Gaming)(b) ..      38,200       573,000
Cardinal Health, Inc. (Health Care Distributors) ...      10,300       721,515
Caremark Rx, Inc. (Health Care Services)(b) ........      13,800       454,572
Cisco Systems, Inc. (Communications Equipment)(b) .. 49,700 1,177,890 Citigroup, Inc. (Other Diversified Financial
Services) .........................................       10,300       478,950
Clorox Co. (The) (Household Products) ..............      10,200       548,556
CVS Corp. (Drug Retail) ............................      19,500       819,390
Dell, Inc. (Computer Hardware)(b) ..................      15,700       562,374

DENTSPLY International, Inc. (Health Care
Equipment) .........................................      15,100       786,710

Du Pont (E.I.) de Nemours & Co. (Diversified
Chemicals) .........................................      26,200     1,163,804

Exxon Mobil Corp. (Integrated Oil & Gas) ...........      21,700       963,697
FedEx Corp. (Air Freight & Couriers) ...............       5,800       473,802

Fiserv, Inc. (Data Processing & Outsourced
Services)(b) .......................................      32,600     1,267,814

Fisher Scientific International, Inc. (Health Care
Supplies)(b) .......................................      15,300       883,575

General Electric Co. (Industrial Conglomerates) ....      63,800     2,067,120



                                                         SHARES        VALUE
                                                       ---------  -------------

UNITED STATES--CONTINUED
Harte-Hanks, Inc. (Advertising) ....................      24,000  $    585,840
Heinz (H.J.) Co. (Packaged Foods & Meats) ..........      12,600       493,920

J.P. Morgan Chase & Co. (Diversified Capital
Markets)...........................................       30,200     1,170,854

Jacobs Engineering Group, Inc. (Construction &
Engineering)(b) ....................................      11,600       456,808

Johnson & Johnson (Pharmaceuticals) ................      14,600       813,220
Kellogg Co. (Packaged Foods & Meats) ...............      13,800       577,530
Manor Care, Inc. (Health Care Facilities) ..........      15,400       503,272
Manpower, Inc. (Employment Services) ...............      10,000       507,700
Marvel Enterprises, Inc. (Leisure Products)(b) .....      46,800       913,536
McKesson Corp. (Health Care Distributors) ..........      12,300       422,259

Mellon Financial Corp. (Asset Management &
Custody Banks) .....................................      32,700       959,091

Merrill Lynch & Co., Inc. (Investment Banking &
Brokerage) .........................................      11,100       599,178

Microsoft Corp. (Systems Software) .................      65,400     1,867,824
Morgan Stanley (Investment Banking & Brokerage) ....      24,900     1,313,973
Motorola, Inc. (Communications Equipment) ..........      19,100       348,575
National Semiconductor Corp. (Semiconductors)(b) ...      24,300       534,357
NIKE, Inc. Class B (Footwear) ......................       4,700       356,025
Norfolk Southern Corp. (Railroads) .................      35,400       938,808
Omnicare, Inc. (Health Care Distributors) ..........      26,600     1,138,746
Oracle Corp. (Systems Software)(b) .................      61,100       728,923
Patterson-UTI Energy, Inc. (Oil & Gas Drilling) ....       8,700       290,667
PepsiCo, Inc. (Soft Drinks) ........................      12,000       646,560
Pfizer, Inc. (Pharmaceuticals) .....................      41,200     1,412,336
Procter & Gamble Co. (The) (Household Products) ....      15,200       827,488

Robert Half International, Inc. (Employment
Services) ..........................................      17,000       506,090

Ryder System, Inc. (Air Freight & Couriers) ........      20,400       817,428

SBC Communications, Inc. (Integrated
Telecommunication Services) ........................      16,900       409,825


                        See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                         SHARES        VALUE
                                                       ---------  -------------

UNITED STATES--CONTINUED
Teradyne, Inc. (Semiconductor Equipment)(b) ........       9,200  $    208,840
Time Warner, Inc. (Movies & Entertainment)(b) ......      91,300     1,605,054
U.S. Bancorp (Diversified Banks) ...................      11,200       308,672
Union Pacific Corp. (Railroads) ....................       6,200       368,590
United Technologies Corp. (Aerospace & Defense) ....       9,400       859,912

Verizon Communications, Inc. (Integrated
Telecommunication Services) ........................      14,400       521,136

Vishay Intertechnology, Inc. (Electronic Equipment
Manufacturers)(b) ..................................      40,000       743,200

Walt Disney Co. (The) (Movies & Entertainment) .....      36,300       925,287
Wells Fargo & Co. (Diversified Banks) ..............      21,200     1,213,276
Willis Group Holdings Ltd. (Insurance Brokers) .....       6,900       258,405
Yellow Roadway Corp. (Trucking)(b) .................      14,700       585,942

--------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $43,046,073)                                       46,291,304
--------------------------------------------------------------------------------


FOREIGN COMMON STOCKS(c)--56.0%

BERMUDA--0.4%
ACE Ltd. (Property & Casualty Insurance) ...........      11,700       494,676

BRAZIL--2.8%
Petroleo Brasileiro SA ADR (Integrated Oil & Gas) ..      87,000     2,192,400

Unibanco-Uniao de Bancos Brasileiros SA GDR
(Diversified Banks) ................................      57,600     1,138,752
                                                                  ------------
                                                                     3,331,152
                                                                  ------------

FRANCE--6.2%
Aventis SA (Pharmaceuticals) .......................      16,500     1,245,635

PSA Peugeot Citroen SA (Automobile
Manufacturers) .....................................      21,000     1,169,406

Schneider Electric SA (Industrial Machinery) .......      20,000     1,365,080
Total SA (Integrated Oil & Gas) ....................       7,525     1,434,633
Valeo SA (Auto Parts & Equipment) ..................      48,300     2,012,671
                                                                  ------------
                                                                     7,227,425
                                                                  ------------

GERMANY--1.4%
Metro AG (Department Stores)(b) ....................      35,700     1,693,940

HONG KONG--3.0%
China Mobile Ltd. (Wireless Telecommunication
Services) ..........................................     457,000     1,382,753

Giordano International Ltd. (Apparel Retail) .......   1,400,000       883,997
Swire Pacific Ltd. Class B (Multi-Sector Holdings) .   1,115,000     1,265,129
                                                                  ------------
                                                                     3,531,879
                                                                  ------------

ITALY--2.9%
ENI SpA (Integrated Oil & Gas) .....................      87,166     1,730,742





                                                         SHARES        VALUE
                                                       ---------  -------------

ITALY--CONTINUED
Riunione Adriatica di Sicurta SpA (Property &
Casualty Insurance) ................................      94,000  $  1,705,182
                                                                  ------------
                                                                     3,435,924
                                                                  ------------

JAPAN--16.7%
Alpine Electronics, Inc. (Household Appliances) ....      82,500     1,112,954
Canon, Inc. (Office Electronics) ...................      38,000     2,002,474
Daito Trust Construction Co. Ltd. (Homebuilding) ...      30,000     1,154,745
Honda Motor Co. Ltd. (Automobile Manufacturers) ....      24,500     1,181,048
Kao Corp. (Household Products) .....................      65,000     1,566,696
Kyocera Corp. (Office Electronics) .................      11,500       975,943

Mitsubishi Tokyo Financial Group, Inc. (Diversified
Banks) .............................................          83       768,272

Nikko Cordial Corp. (Investment Banking &
Brokerage) .........................................     186,000       901,746

Nippon Television Network Corp. (Broadcasting &
Cable TV) ..........................................       9,700     1,591,257

NTT DoCoMo, Inc. (Wireless Telecommunication
Services) ..........................................         935     1,670,943

ORIX Corp. (Consumer Finance) ......................      12,200     1,397,608
Takeda Chemical Industries Ltd. (Pharmaceuticals) ..      49,000     2,151,033
Toyota Motor Corp. (Automobile Manufacturers) ......      32,000     1,296,247

Yamanouchi Pharmaceutical Co. Ltd. (Health Care
Supplies) ..........................................      50,000     1,681,712
                                                                  ------------
                                                                    19,452,678
                                                                  ------------

LUXEMBOURG--0.9%
Arcelor (Steel) ....................................      63,520     1,066,485

MEXICO--1.4%
Telefonos de Mexico SA de CV ADR Series L
(Integrated Telecommunication Services) ............      49,000     1,630,230

NETHERLANDS--2.3%
ING Groep NV (Other Diversified Financial Services)       57,000     1,345,370

Koninklijke (Royal) KPN NV (Integrated
Telecommunication Services)(b) .....................     171,000     1,302,374
                                                                  ------------
                                                                     2,647,744
                                                                  ------------

SINGAPORE--1.9%
Flextronics International Ltd. (Electronic
Manufacturing Services)(b) .........................      29,100       464,145

Oversea-Chinese Banking Corp. Ltd. (Diversified
Banks) .............................................     245,000     1,721,095
                                                                  ------------
                                                                     2,185,240
                                                                  ------------

SOUTH KOREA--1.4%
Kookmin Bank ADR (Diversified Banks)(b) ............      52,900     1,660,002

                        See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                         SHARES        VALUE
                                                       ---------  -------------

SPAIN--1.2%
Altadis SA (Tobacco) ...............................      44,000  $  1,359,727

SWEDEN--2.6%
Nordea Bank AB (Diversified Banks) .................     116,000       835,396

Svenska Handelsbanken AB Class A (Diversified
Banks) .............................................      73,000     1,463,305

Volvo AB Class B (Construction, Farm Machinery &
Heavy Trucks) ......................................      21,000       730,391
                                                                  ------------
                                                                     3,029,092
                                                                  ------------

SWITZERLAND--2.1%
Novartis AG (Pharmaceuticals) ......................      32,000     1,411,690

Zurich Financial Services AG (Property & Casualty
Insurance)(b) ......................................       6,500     1,026,329
                                                                  ------------
                                                                     2,438,019
                                                                  ------------

UNITED KINGDOM--8.8%
AstraZeneca plc (Pharmaceuticals) ..................      23,600     1,058,837
BP plc (Integrated Oil & Gas) ......................      74,000       653,549
Britannic Group plc (Property & Casualty Insurance)       41,708       279,291
British American Tobacco plc (Tobacco) .............      60,000       929,781

BT Group plc (Integrated Telecommunication
Services) ..........................................     183,500       660,563

Cadbury Schweppes plc (Packaged Foods &
Meats)(b) ..........................................     162,000     1,397,691

Emap plc (Publishing & Printing) ...................      93,000     1,248,051
Marks & Spencer Group plc (Department Stores) ......     145,000       953,878
Sainsbury (J) plc (Food Retail) ....................     199,500     1,030,206

Schroders plc (Asset Management & Custody
Banks) .............................................      58,000       644,772

Weir Group plc (The) (Industrial Machinery) ........     150,000       786,152

Wood Group (John) plc (Oil & Gas Equipment &
Services) ..........................................     253,000       595,313
                                                                  ------------
                                                                    10,238,084
                                                                  ------------

--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $56,817,078)                                       65,422,297
--------------------------------------------------------------------------------




                                                         SHARES        VALUE
                                                       ---------  -------------

EXCHANGE TRADED FUNDS--0.2%
SPDR Trust Series I (Exchange Traded Funds) ........       2,100  $    240,513
--------------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $221,193)                                             240,513
--------------------------------------------------------------------------------


FOREIGN PREFERRED STOCKS(c)--1.4%

SOUTH KOREA--1.4%
Samsung Electronics Co. Ltd. Pfd.
(Semiconductors) ...................................       6,000     1,573,345

--------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $336,950)                                           1,573,345
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.2%
(IDENTIFIED COST $100,421,294)                                     113,527,459
--------------------------------------------------------------------------------


                                             STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                          (Unaudited)   (000)
                                          -----------   -----


SHORT-TERM OBLIGATIONS--3.0%

COMMERCIAL PAPER--3.0%
Clipper Receivables Co. LLC 1.50%, 7/1/04 ...  A-1    $   3,470     3,470,000
-------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,470,000)                                        3,470,000
-------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $103,891,294)                                    116,997,459(a)

Other assets and liabilities, net--(0.2)%                            (185,001)
                                                                  ------------
NET ASSETS--100.0%                                                $116,812,458
                                                                  ============




(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $15,627,964 and gross depreciation of $3,061,603 for federal income tax purposes. At June 30, 2004, the aggregate cost of securities for federal income tax purposes was $104,431,098.
(b) Non-income producing.
(c) Foreign Common Stocks and Foreign Preferred Stocks are determined based on the country in which the security is issued. The country at risk, noted in the header, is determined based on criteria described in Note 2F "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Advertising ..........................................................     0.5%
Aerospace & Defense ..................................................     0.8
Air Freight & Couriers ...............................................     1.1
Apparel Retail .......................................................     0.8
Asset Management & Custody Banks .....................................     1.4
Auto Parts & Equipment ...............................................     1.8
Automobile Manufacturers .............................................     3.2
Broadcasting & Cable TV ..............................................     1.4
Casinos & Gaming .....................................................     0.5
Communications Equipment .............................................     1.8
Computer Hardware ....................................................     0.5
Construction & Engineering ...........................................     0.4
Construction, Farm Machinery & Heavy Trucks ..........................     0.7
Consumer Finance .....................................................     1.2
Data Processing & Outsourced Services ................................     1.1
Department Stores ....................................................     2.3
Diversified Banks ....................................................     9.8
Diversified Capital Markets ..........................................     1.0
Diversified Chemicals ................................................     1.0
Diversified Commercial Services ......................................     0.3
Drug Retail ..........................................................     0.7
Electronic Equipment Manufacturers ...................................     1.0
Electronic Manufacturing Services ....................................     0.4
Employment Services ..................................................     0.9
Exchange Traded Funds ................................................     0.2
Food Retail ..........................................................     0.9
Footwear .............................................................     0.3
Health Care Distributors .............................................     2.5
Health Care Equipment ................................................     0.7
Health Care Facilities ...............................................     0.4
Health Care Services .................................................     0.4
Health Care Supplies .................................................     2.3


Homebuilding .........................................................     1.0%
Household Appliances .................................................     1.0
Household Products ...................................................     2.6
Industrial Conglomerates .............................................     1.8
Industrial Machinery .................................................     1.9
Insurance Brokers ....................................................     0.2
Integrated Oil & Gas .................................................     6.2
Integrated Telecommunication Services ................................     4.0
Investment Banking & Brokerage .......................................     2.5
Leisure Products .....................................................     1.3
Movies & Entertainment ...............................................     2.2
Multi-Sector Holdings ................................................     1.1
Office Electronics ...................................................     2.6
Oil & Gas Drilling ...................................................     0.3
Oil & Gas Equipment & Services .......................................     0.5
Oil & Gas Exploration & Production ...................................     0.3
Other Diversified Financial Services .................................     1.6
Packaged Foods & Meats ...............................................     2.2
Pharmaceuticals ......................................................     7.1
Property & Casualty Insurance ........................................     3.1
Publishing & Printing ................................................     1.1
Railroads ............................................................     1.2
Semiconductor Equipment ..............................................     0.6
Semiconductors .......................................................     1.9
Soft Drinks ..........................................................     0.6
Steel ................................................................     0.9
Systems Software .....................................................     2.3
Technology Distributors ..............................................     0.4
Tobacco ..............................................................     2.0
Trucking .............................................................     0.5
Wireless Telecommunication Services ..................................     2.7
                                                                          ------
                                                                          100.0%
                                                                          ======

                        See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE30, 2004


ASSETS
  Investment securities at value
  (Identified cost $103,891,294)                                  $116,997,459
Cash                                                                     1,608
  Receivables
  Investment securities sold                                         1,771,815
  Dividends                                                            183,058
  Tax reclaims                                                          48,321
  Fund shares sold                                                       2,801
Prepaid expenses                                                            82
                                                                  ------------
    Total assets                                                   119,005,144
                                                                  ------------
LIABILITIES
Payables
  Investment securities purchased                                    1,654,549
  Fund shares repurchased                                              296,742
  Investment advisory fee                                               71,737
  Transfer agent fee                                                    63,680
  Distribution and service fees                                         29,585
  Financial agent fee                                                    9,039
  Trustees' fee                                                          5,279
Accrued expenses                                                        62,075
                                                                  ------------
    Total liabilities                                                2,192,686
                                                                  ------------
NET ASSETS                                                        $116,812,458
                                                                  ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $136,801,621
Undistributed net investment income                                    649,675
Accumulated net realized loss                                      (33,749,518)
Net unrealized appreciation                                         13,110,680
                                                                  ------------
NET ASSETS                                                        $116,812,458
                                                                  ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $107,519,523)                13,936,165
Net asset value per share                                                $7.72
Offering price per share $7.72/(1-5.75%)                                 $8.19

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $5,987,010)                     849,433
Net asset value and offering price per share                             $7.05

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $3,305,925)                     470,465
Net asset value and offering price per share                             $7.03




                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2004


INVESTMENT INCOME
Dividends                                                         $  2,601,104
Interest                                                                16,061
Foreign taxes withheld                                                (218,140)
                                                                  ------------
  Total investment income                                            2,399,025
                                                                  ------------
EXPENSES
Investment advisory fee                                                867,356
Service fees, Class A                                                  265,583
Distribution and service fees, Class B                                  66,260
Distribution and service fees, Class C                                  27,881
Financial agent fee                                                    107,660
Transfer agent                                                         357,665
Custodian                                                               72,125
Registration                                                            49,382
Professional                                                            39,812
Printing                                                                38,055
Trustees                                                                30,304
Miscellaneous                                                           18,641
                                                                  ------------
  Total expenses                                                     1,940,724
                                                                  ------------
NET INVESTMENT INCOME                                                  458,301
                                                                  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                    12,510,343
Net realized loss on foreign currency transactions                     (42,611)
Net change in unrealized appreciation (depreciation) on
   investments                                                      10,185,208
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency translation                     1,005
                                                                  ------------
NET GAIN ON INVESTMENTS                                             22,653,945
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 23,112,246
                                                                  ============

                        See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  Year Ended          Year Ended
                                                                                                    6/30/04             6/30/03
                                                                                               -----------------     -------------
FROM OPERATIONS
  Net investment income (loss)                                                                    $    458,301        $    806,641
  Net realized gain (loss)                                                                          12,467,732         (22,368,030)
  Net change in unrealized appreciation (depreciation)                                              10,186,213           7,227,703
                                                                                                  ------------        ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       23,112,246         (14,333,686)
                                                                                                  ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                                                                    (1,279,007)                 --
  Net investment income, Class B                                                                       (23,604)                 --
  Net investment income, Class C                                                                        (9,530)                 --
                                                                                                  ------------        ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                         (1,312,141)                 --
                                                                                                  ------------        ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (1,437,159 and 3,172,309 shares, respectively)                       9,994,078          19,009,892
  Net asset value of shares issued from reinvestment of
    distributions (158,883 and 0 shares, respectively)                                               1,159,848                  --
  Cost of shares repurchased (3,067,823 and 5,583,459 shares, respectively)                        (21,804,016)        (33,402,717)
                                                                                                  ------------        ------------
Total                                                                                              (10,650,090)        (14,392,825)
                                                                                                  ------------        ------------
CLASS B
  Proceeds from sales of shares (101,910 and 187,195 shares, respectively)                             689,962           1,015,567
  Net asset value of shares issued from reinvestment of distributions
    (3,273 and 0 shares, respectively)                                                                  21,894                  --
  Cost of shares repurchased (413,334 and 440,134 shares, respectively)                             (2,753,754)         (2,373,842)
                                                                                                  ------------        ------------
Total                                                                                               (2,041,898)         (1,358,275)
                                                                                                  ------------        ------------
CLASS C
  Proceeds from sales of shares (180,829 and 741,582 shares, respectively)                           1,266,655           4,039,555
  Net asset value of shares issued from reinvestment of distributions
    (1,166 and 0 shares, respectively)                                                                   7,778                  --
  Cost of shares repurchased (126,871 and 917,239 shares, respectively)                               (841,734)         (4,828,577)
                                                                                                  ------------        ------------
Total                                                                                                  432,699            (789,022)
                                                                                                  ------------        ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                        (12,259,289)        (16,540,122)
                                                                                                  ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS                                                              9,540,816         (30,873,808)

NET ASSETS
  Beginning of period                                                                              107,271,642         138,145,450
                                                                                                  ------------        ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
  $649,675 AND $719,626, RESPECTIVELY]                                                            $116,812,458        $107,271,642
                                                                                                  ============        ============



                        See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                   ------------------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                                                   ------------------------------------------------------
                                                                    2004        2003         2002      2001       2000
Net asset value, beginning of period                               $  6.37      $ 7.03      $ 7.87     $10.46    $10.93
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                    0.03        0.05        0.03       0.01     (0.01)
   Net realized and unrealized gain (loss)                            1.41       (0.71)      (0.84)     (1.44)     1.08
                                                                    ------      ------      ------     ------    ------
     TOTAL FROM INVESTMENT OPERATIONS                                 1.44       (0.66)      (0.81)     (1.43)     1.07
                                                                    ------      ------      ------     ------    ------
LESS DISTRIBUTIONS
   Dividends from net investment income                              (0.09)         --          --      (0.02)       --
   Distributions from net realized gains                                --          --       (0.03)     (1.14)    (1.54)
                                                                    ------      ------      ------     ------    ------
     TOTAL DISTRIBUTIONS                                             (0.09)         --       (0.03)     (1.16)    (1.54)
                                                                    ------      ------      ------     ------    ------
Change in net asset value                                             1.35       (0.66)      (0.84)     (2.59)    (0.47)
                                                                    ------      ------      ------     ------    ------
NET ASSET VALUE, END OF PERIOD                                      $ 7.72      $ 6.37      $ 7.03     $ 7.87    $10.46
                                                                    ======      ======      ======     ======    ======
Total return(2)                                                      22.65%      (9.39)%    (10.35)%   (14.81)%   11.49 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $107,520     $98,135    $125,216   $158,775  $195,357

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 1.62%       1.73 %      1.56 %     1.54 %    1.56 %
   Net investment income (loss)                                       0.46%       0.81 %      0.39 %     0.10 %   (0.06)%
Portfolio turnover                                                     122%        160 %        99 %      168 %     112 %


                                                                                           CLASS B
                                                                   -----------------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                                                   -----------------------------------------------------
                                                                    2004        2003         2002      2001       2000
Net asset value, beginning of period                               $  5.81      $ 6.46      $ 7.29    $ 9.84     $10.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                   (0.02)         --(3)    (0.03)    (0.06)     (0.08)
   Net realized and unrealized gain (loss)                            1.28       (0.65)      (0.77)    (1.35)      1.02
                                                                    ------      ------      ------    ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                                 1.26       (0.65)      (0.80)    (1.41)      0.94
                                                                    ------      ------      ------    ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                              (0.02)         --          --        --         --
   Distributions from net realized gains                                --          --       (0.03)    (1.14)     (1.54)
                                                                    ------      ------      ------    ------     ------
     TOTAL DISTRIBUTIONS                                             (0.02)         --       (0.03)    (1.14)     (1.54)
                                                                    ------      ------      ------    ------     ------
Change in net asset value                                             1.24       (0.65)      (0.83)    (2.55)     (0.60)
                                                                    ------      ------      ------    ------     ------
NET ASSET VALUE, END OF PERIOD                                      $ 7.05      $ 5.81      $ 6.46    $ 7.29     $ 9.84
                                                                    ======      ======      ======    ======     ======
Total return(2)                                                      21.78 %    (10.20)%    (10.90)%  (15.58)%    10.71 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $5,987      $6,730      $9,119   $13,066    $17,317

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 2.37 %      2.48 %      2.31 %    2.29 %     2.31 %
   Net investment income (loss)                                      (0.34)%      0.04 %     (0.38)%   (0.66)%    (0.80)%
Portfolio turnover                                                     122 %       160 %        99 %     168 %      112 %

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Amount is less than $0.01.

                        See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS C
                                                                    ----------------------------------------------------
                                                                                    YEAR ENDED JUNE 30,
                                                                    ----------------------------------------------------
                                                                     2004        2003        2002       2001      2000
                                                                    ------      ------      ------     ------    ------
Net asset value, beginning of period                                $ 5.80      $ 6.45      $ 7.28    $ 9.82     $10.42
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                   (0.01)      (0.01)      (0.03)    (0.06)     (0.07)
   Net realized and unrealized gain (loss)                            1.27       (0.64)      (0.77)    (1.34)      1.01
                                                                    ------      ------      ------    ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                                 1.26       (0.65)      (0.80)    (1.40)      0.94
                                                                    ------      ------      ------    ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income                              (0.03)         --          --        --         --
   Distributions from net realized gains                                --          --       (0.03)    (1.14)     (1.54)
                                                                    ------      ------      ------    ------     ------
     TOTAL DISTRIBUTIONS                                             (0.03)         --       (0.03)    (1.14)     (1.54)
                                                                    ------      ------      ------    ------     ------
Change in net asset value                                             1.23       (0.65)      (0.83)    (2.54)     (0.60)
                                                                    ------      ------      ------    ------     ------
NET ASSET VALUE, END OF PERIOD                                      $ 7.03      $ 5.80      $ 6.45    $ 7.28     $ 9.82
                                                                    ======      ======      ======    ======     ======
Total return(2)                                                      21.66 %    (10.08)%    (11.06)%  (15.50)%    10.71 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $3,306      $2,407      $3,811    $5,650     $6,704

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                 2.37 %      2.48 %      2.31 %    2.29 %     2.31 %
   Net investment income (loss)                                      (0.18)%     (0.10)%     (0.39)%   (0.65)%    (0.74)%
Portfolio turnover                                                     122 %       160 %        99 %     168 %      112 %


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.

                        See Notes to Financial Statements

PHOENIX EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004


1. ORGANIZATION

   Phoenix Equity Trust (the "Trust"), formerly Phoenix-Aberdeen Worldwide Opportunities Fund, is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Currently one fund, the Phoenix-Aberdeen Worldwide Opportunities Fund ("the Fund") is offered for sale. The Fund is diversified and has an investment objective of capital appreciation.

   The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue for such taxes and recoveries as applicable based on current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of benefical interest.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting

PHOENIX EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004 (CONTINUED)

period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FOREIGN SECURITY COUNTRY DETERMINATION:

   A combination of the following criteria is used to assign the countries at risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which security is traded and country in which the greatest percentage of company revenue is generated.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Fund, the Adviser, Phoenix Investment Counsel, Inc., an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion, 0.70% of such value between $1 billion and $2 billion, and 0.65% in excess of $2 billion.

   Aberdeen Asset Management Inc. ("Aberdeen") formerly known as Aberdeen Fund Managers, Inc., is the subadviser to the Fund. Aberdeen is a subsidiary of Aberdeen Asset Management PLC, of which PNX owns approximately 15%. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $3,783 for Class A shares and deferred sales charges of $9,113 for Class B shares and $911 for Class C shares for the period ended June 30, 2004.

   In addition to these amounts, for the period July 1, 2003 to May 31, 2004, $3,560 was paid to W.S. Griffith Securities, Inc., formerly an indirect subsidiary of PNX, for Class A net selling commissions. On May 31, 2004, W.S. Griffith Securities, Inc. was sold to Linsco/Private Ledger, an independent broker/dealer, and is no longer a subsidiary of PNX.

   In addition, the Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares of the average daily net assets of each respective class. PEPCO has advised the Fund of the following information: $97,042 was retained by the Distributor and $255,220 was paid to unaffiliated participants for the period ended June 30, 2004 and $7,462 was paid to W.S. Griffith Securities, Inc. for the period ended May 31, 2004.

   Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

   As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc (subagent to PEPCO) plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of the Fund. Certain minimum fees may apply. For the period ended June 30, 2004, the Fund paid PEPCO Financial Agent Fees totaling $107,660.

   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended June 30, 2004, transfer agent fees were $357,665 as reported in the Statement of Operations, of which PEPCO retained $129,983.

   For the period ended June 30, 2004, the Fund paid PXP Securities Corp., an indirect, wholly-owned subsidiary of PNX, brokerage commissions of $10,433 in connection with portfolio transactions effected on behalf of the Fund.

4. PURCHASES AND SALES OF SECURITIES

   Portfolio purchases and sales of investments, excluding short-term securities, for the period ended June 30, 2004, aggregated $137,955,269 and $152,515,301, respectively. There were no purchases or sales of long-term U.S. Government securities.

5. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

PHOENIX EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004 (CONTINUED)


6. FEDERAL INCOME TAX INFORMATION

   The Fund has the following capital loss carryovers which may be used to offset future capital gains.

                          Expiration Year
          --------------------------------------------------
             2010               2011             Total
          -------------    -------------   -----------------
           $13,317,397      $20,161,056      $33,478,453

   The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

   For the period ended June 30, 2004, the Fund utilized losses of $2,518,598 deferred in the prior year against current year capital gains.

   Under the current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2004, the Fund deferred post-October capital losses of $0 and recognized prior year post-October losses of $7,650,626.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of undistributed ordinary income of $916,011 and undistributed long-term capital gains of $0.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Dividends from net investment income reported in the Statement of Changes in Net Assets include $918,414 of tax exempt income.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, on deductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of June 30, 2004, the Fund increased undistributed net investment income by $783,889, decreased accumulated net realized loss by $781,486 and decreased paid in capital by $2,403.

8. OTHER

   Effective December 4, 2003, Aberdeen Fund Managers, Inc. changed its name to Aberdeen Asset Management Inc.

9. PROXY VOTING PROCEDURES (UNAUDITED)
   The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.


--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

   For the fiscal year ended June 30, 2004, for federal income tax purposes, 51.1% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.

   Effective for the fiscal year ended June 30, 2004, the Fund hereby designates 100%, or the maximum allowable of its ordinary income dividends to qualify for the lower tax rate. The actual percentage for the calendar year will be designated in the year-end tax statements.
--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[GRAPHIC OMITTED] PRICEWATERHOUSECOOPERS

To the Board of Trustees of Phoenix Equity Trust and Shareholders of Phoenix-Aberdeen Worldwide Opportunities Fund

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen Worldwide Opportunities Fund (constituting Phoenix Equity Trust, hereafter referred to as the "Fund") at June 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
August 13, 2004

FUND MANAGEMENT (UNAUDITED)

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.


                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
    NAME, ADDRESS AND           LENGTH OF        OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH            TIME SERVED         TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

E. Virgil Conway               Served since 1993.    35           Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
Rittenhouse Advisors, LLC                                         Trustee/Director, Realty Foundation of New York (1972-present),
101 Park Avenue                                                   Pace University (1978-present), New York Housing Partnership
New York, NY 10178                                                Development Corp. (Chairman) (1981-present), Greater New York
DOB: 8/2/29                                                       Councils, Boy Scouts of America (1985-present), The Academy of
                                                                  Political Science (Vice Chairman) (1985-present), Urstadt Biddle
                                                                  Property Corp. (1989-present), The Harlem Youth Development
                                                                  Foundation (1998-2002). Chairman, Metropolitan Transportation
                                                                  Authority (1992-2001). Director, Trism, Inc. (1994-2001),
                                                                  Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                  Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                  Insurance Company (1974-2002), Josiah Macy, Jr., Foundation
                                                                  (1975-present), Union Pacific Corp. (1978-2002), BlackRock
                                                                  Freddie Mac Mortgage Securities Fund (Advisory Director)
                                                                  (1990-2000), Accuhealth (1994-2002).
------------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne            Served since 1993.    35           Currently retired.
The Flat, Elmore Court
Elmore, GL05, GL2 3NT
U.K.
DOB: 8/9/29
------------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill                 Served since 2004.    24           Currently retired. Trustee, Scudder Investments (33 portfolios)
7721 Blue Heron Way                                               (1986-present). Director, Coutts & Co. Trust Holdings Limited
West Palm Beach, FL 33412                                         (1991-1999), Coutts & Co. Group (1994-1999) and Coutts & Co.
DOB: 3/28/30                                                      International (USA) (private banking) (1992-2000).

------------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries            Served since 1995.    28           Director, The Empire District Electric Company (1984-present).
8477 Bay Colony Dr. #902
Naples, FL 34108
DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.               Served since 1993.    25           Partner, Stonington Partners, Inc. (private equity fund) since
Stonington Partners, Inc.                                         2001. Chairman (1995-2000) and Chief Executive Officer
736 Market Street, Ste. 1430                                      (1995-1998), Carson Products Company (cosmetics).
Chattanooga, TN 37402                                             Director/Trustee, Evergreen Funds (six portfolios).
DOB: 2/14/39
------------------------------------------------------------------------------------------------------------------------------------


                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
    NAME, ADDRESS AND           LENGTH OF        OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
      DATE OF BIRTH            TIME SERVED         TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Geraldine M. McNamara          Served since 2001.    35           Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of                                             (1982-present).
New York
11 West 54th Street
New York, NY 10019
DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
Everett L. Morris              Served since 1995.    35           Currently retired. Vice President, W.H. Reaves and Company
164 Laird Road                                                    (investment management) (1993-2003).
Colts Neck, NJ 07722
DOB: 5/26/28
------------------------------------------------------------------------------------------------------------------------------------
Donald B. Romans               Served since 2004.    24           President, Romans & Company (private investors and financial
39 S. Sheridan Road                                               consultants) (1987-present). Trustee, Burnham Investors Trust (5
Lake Forest, IL 60045                                             portfolios) (1967-present).
DOB: 4/22/31
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson            Served since 1993.    25           Managing Director, Northway Management Company (1998-present).
Northway Management Company
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
Lowell P. Weicker, Jr.         Served since 1995.    25           Director, UST, Inc. (1995-present), HPSC Inc. (1995-present),
200 Duke Street                                                   Compuware (1996-present) and WWF, Inc. (2000-present). President,
Alexandria, VA 22314                                              The Trust for America's Health (non-profit) (2001-present).
DOB: 5/16/31
------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES


    Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
      NAME ADDRESS,                               PORTFOLIOS IN
      DATE OF BIRTH                               FUND COMPLEX
  AND POSITION(S) WITH            LENGTH OF        OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
          TRUST                  TIME SERVED         TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------


*Marilyn E. LaMarche           Served since 2002.    30           Limited Managing Director, Lazard Freres & Co. LLC
 Lazard Freres & Co. LLC                                          (1983-present). Director, The Phoenix Companies, Inc.
 30 Rockefeller Plaza,                                            (2001-present) and Phoenix Life Insurance Company (1989-present).
 59th Floor
 New York, NY 10020
 DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
**Philip R. McLoughlin         Served since 1993.    71           Consultant, Phoenix Investment Partners Ltd. (2002-present).
  DOB: 10/23/46                                                   Director, PXRE Corporation (Delaware) (1985-present), World Trust
                                                                  Fund (1991-present). Chairman (1997-2002), Director (1995-2002),
  Chairman and President                                          Vice Chairman (1995-1997) and Chief Executive Officer
                                                                  (1995-2002), Phoenix Investment Partners, Ltd. Director and
                                                                  Executive Vice President, The Phoenix Companies, Inc.
                                                                  (2000-2002). Director (1994-2002) and Executive Vice President,
                                                                  Investments (1987-2002), Phoenix Life Insurance Company. Director
                                                                  (1983-2002) and Chairman (1995-2002), Phoenix Investment
                                                                  Counsel, Inc. Director (1982-2002) and President (1990-2000),
                                                                  Phoenix Equity Planning Corporation. Chairman and President,
                                                                  Phoenix/Zweig Advisers LLC (1999-2002). Director (2001-2002) and
                                                                  President (April 2002-September 2002), Phoenix Investment
                                                                  Management Company. Director and Executive Vice President,
                                                                  Phoenix Life and Annuity Company (1996-2002). Director
                                                                  (1995-2000) and Executive Vice President (1994-2002), PHL
                                                                  Variable Insurance Company. Director, Phoenix National Trust
                                                                  Holding Company (2001-2002). Director (1985-2002) and Vice
                                                                  President (1986-2002), PM Holdings, Inc. Director, W.S. Griffith
                                                                  Associates, Inc. (1995-2002). Director (1992-2002) and President
                                                                  (1993-1994), W.S. Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------
***James M. Oates              Served since 1993.    30           Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
   Hudson Castle Group, Inc.                                      Markets Inc.) (financial services) (1997-present). Managing
   c/o Northeast Investment                                       Director, Wydown Group (consulting firm) (1994-present).
   Management, Inc.                                               Director, Investors Financial Service Corporation (1995-present),
   150 Federal Street                                             Investors Bank & Trust Corporation (1995-present), Plymouth
   Suite 1000                                                     Rubber Co. (1995-present), Stifel Financial (1996-present),
   Boston, MA 02109                                               Connecticut River Bancorp (1998-present), Connecticut River Bank
   DOB: 5/31/46                                                   (1998-present), 1Mind, Inc. (1999-present) and 1Mind.com
                                                                  (2000-present). Director and Treasurer, Endowment for Health,
                                                                  Inc. (2000-present). Chairman, Emerson Investment Management,
                                                                  Inc. (2000-present). Member, Chief Executives Organization
                                                                  (1996-present). Vice Chairman, Massachusetts Housing Partnership
                                                                  (1998-1999). Director, Blue Cross and Blue Shield of New
                                                                  Hampshire (1994-1999), AIB Govett Funds (1991-2000) and Command
                                                                  Systems, Inc. (1998-2000). Director, Phoenix Investment Partners,
                                                                  Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------

* Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with Phoenix Investment Partners, Ltd. and its affiliates.

*** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group, Inc. and Phoenix and certain of its affiliates.

                    OFFICERS OF THE FUND WHO ARE NOT TRUSTEES


                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                             POSITION(S) HELD WITH
    NAME, ADDRESS AND         TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH               TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

John F. Sharry             Executive Vice President          Executive Vice President (1998-present), Phoenix Investment Partners,
DOB: 3/28/52               since 1998.                       Ltd. President, Phoenix Equity Planning Corporation (2000-present).
                                                             Executive Vice President, Phoenix Fund Complex (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman         Senior Vice President             Vice President, Chief Administrative Officer (2004-present), Senior
DOB: 7/27/62               since May 2004.                   Vice President, Chief Administrative Officer, Private Client Group
                                                             (1999-2004), Phoenix Investment Partners, Ltd. Senior Vice President,
                                                             Phoenix Fund Complex (May 2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss           Treasurer since 1994.             Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000),
DOB: 11/24/52                                                Assistant Treasurer (2001-2003), Vice President, Operations
                                                             (2003-present), Phoenix Equity Planning Corporation. Treasurer,
                                                             Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Wirth           Chief Legal Officer since         Vice President and Insurance and Investment Products Counsel
One American Row           2003; Secretary since 2002.       (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
Hartford, CT 06102                                           Director (2003-present), President (2003-present), Assistant Secretary
DOB: 11/14/58                                                (2002-present), Phoenix Variable Advisors, Inc. Secretary
                                                             (2002-present), Chief Legal Officer (2003-present), Phoenix Fund
                                                             Complex.
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX EQUITY TRUST

101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
E. Virgil Conway
Harry Dalzell-Payne
S. Leland Dill
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Donald B. Romans
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
John F. Sharry, Executive Vice President
Francis G. Waltman, Senior Vice President
Nancy G. Curtiss, Treasurer
Richard J. Wirth, Secretary


INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                             PHOENIXINVESTMENTS.COM


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IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
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PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

(LOGO)
PHOENIX
INVESTMENT PARTNERS, LTD.
A MEMBER OF THE PHOENIX COMPANIES, INC.
[GRAPHIC OMITTED]



For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.










NOT INSURED BY FDIC/NCUA OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.


PXP 758 (8/04)



ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.



     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.



     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period  covered by the report,  the  registrant's  board of directors has determined that E. Virgil Conway and Everett L. Morris are qualified to serve as audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.
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ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $27,520 for 2003 and $27,520 for 2004.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $0 for 2004.


Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,400 for 2003 and $5,400 for 2004.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

     (e)(1) The PHOENIX EQUITY TRUST (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services  that  the Board  believes  are a)  consistent  with  the
              SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

              The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) n/a

                           (c) 100%

                           (d) n/a
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     (f) The  percentage  of  hours  expended  on  the  principal   accountant's
         engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $248,000 for 2003 and $386,478 for 2004.

     (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Not yet applicable.
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ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.



ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).




     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

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ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.


     (b)    Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    Phoenix Equity Trust
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By (Signature and Title)*           /s/Philip R. McLoughlin
                         -------------------------------------------------------
                                    Philip R. McLoughlin, Chairman
                                    (principal executive officer)

Date     September 3, 2004
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Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*           /s/Philip R. McLoughlin
                         -------------------------------------------------------
                                    Philip R. McLoughlin, Chairman
                                    (principal executive officer)

Date     September 3, 2004
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By (Signature and Title)*           /s/Nancy G. Curtiss
                         -------------------------------------------------------
                                    Nancy G. Curtiss, Treasurer
                                    (principal financial officer)

Date     September 3, 2004
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* Print the name and title of each signing officer under his or her signature.